                                                                    EXHIBIT 99.5

                               CUSTOMER AGREEMENT

This Agreement between triVIN, Inc, a Delaware corporation (the "Company"), located at 115 Poheganut Drive, Suite 210, Groton, Connecticut 06340, and
American Honda Finance Corporation (the "Customer"), located 700 Van Ness
Avenue, Torrance, California 90501, replaces the existing Service Agreement dated February 14, 1997 between FDI Service Bureau and American Honda Finance.
Replacement of the February 14, 1997 Service Agreement is in response to the acquisition of FDI by triVIN, Inc. and to reflect revised service and pricing agreed to by American Honda Finance Corporation and triVIN, Inc.

                                    RECITALS

      WHEREAS, Customer is in the consumer lending and leasing business and owns, for lease or has a financial interest in vehicles located in each of the states referenced on Schedule 1 (each individually the "State" and collectively the "States").

      WHEREAS, the agency chartered with the administration of motor vehicles in each of the States (individually the "DMV" and collectively the "DMVs") has established programs to enable entities such as Customer, which are approved by the State, to electronically process certain transactions with the DMV
(individually the "DMV Online Program" and collectively the "DMV Online
Programs); and

      WHEREAS, Customer has entered into, or intends to enter into, the necessary contracts and any other agreements as required by each of the States for participation in the DMV Online Programs; and

      WHEREAS, Company provides software-based services in connection with the
DMV Online Programs, pursuant to contracts that have been executed by the DMVs and Company, and additionally provides software-based products and services that facilitate title management for consumer lending and leasing entities, which include, but are not limited to;

      Electronic Lien and Title ("ELT"): DMV Online Programs enabling authorized parties to electronically receive lien confirmation from the DMV, to electronically store the e-title and to
      electronically release lien interest back to the DMV;

      Inquiry: DMV Online Programs enabling authorized parties to electronically access DMV vehicle and driver records resident on the DMV database;

      Total Title Administration ("TTA"): Company provided software tools and services to respond to title receipt via paper title and ELT, match title and account information, validate title data and identify applicable discrepancies when compared to account data, follow-up for non-receipt

                                        1

      of title, store titles electronically or via paper, provide suspense and note capabilities, and support electronic or paper title release;

      Electronic Registration and Title ("ERT"): DMV Online programs enabling authorized parties to file electronic applications for certificates of title and vehicle registration;

(collectively known as the "Programs"); and

      WHEREAS, Company and Customer desire to enter into an agreement to establish the terms of the arrangement whereby Company will render services to
Customer,

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    TERM AND TERMINATION

      (a)   The term of this Agreement shall begin on the date this
            Agreement is signed by both parties and shall continue for one
            (1) year, with automatically renewable one-year terms, unless sooner terminated by Customer or Company as follows:

            (i)     immediately upon notice to the other party of a repeated
                    breach or of a breach that cannot be cured.

            (ii)    immediately upon notice to the other party that all States have revoked Company's or Customer's right to participate in the DMV Online Programs;

            (iii)   thirty (30) days after notice of any other type of breach, unless such breach is cured within the thirty days, or

            (iv)    upon at least sixty (60) days prior written notice.

            This Agreement shall automatically be renewed for additional one-year periods until it terminates as stated above.

      (b)   Upon termination of this Agreement, the Company will immediately return to the Customer all title data in an electronic format as mutually agreed upon and will thereafter destroy confidential
            Customer data including Borrower Name, Loan Number, Account Number,
            Registered Owner Name, Registered Owner Address that had been in the
            Company's possession. Any paper titles being maintained by the
            Company will immediately be returned to the Customer.

      (c)   Without limiting the generality of Section 1(a) above, Customer

                                        2

            acknowledges and agrees that a DMV, in its sole discretion and for any reason it deems sufficient, may terminate the participation of
            Customer in the DMV Online Program and Company will in that case be compelled to immediately terminate Customer's access to Company's automated registration and titling services as they relate to the relevant State. In the event that Company's or Customer's
            participation in all of the DMV Online Programs is terminated by the
            DMVs, this Agreement will terminate immediately thereupon.

2.    PROGRAM AND COMPANY SYSTEM

      (a)   The Company shall allow Customer access to its automated titling and
            / or registration systems so that Customer can participate in the
            Programs as referenced in Schedule 1. In certain of the States this will require that Company supply certain personal computer software to Customer (the "PC Software"). The PC Software (in those states where such PC Software is required), access to the company's computing complex in Groton, Connecticut or Sacramento, California and to the software residing therein (the "Server Software"), any documentation relating to the PC Software and the Server Software, and any upgrades or updates to the PC Software or Server Software provided by Company from time to time are collectively included as the "Programs".

      (b)   The Company hereby grants Customer a non-exclusive, non transferable license to use the Programs internally in its own business as a consumer lender and lessor to process its own work solely in connection with this Agreement. The Programs may not be otherwise used or disclosed by Customer to others except Customer's employees whose duties require such in the course of Customer's business.
            Customer shall not copy any part of the Programs, in whole or part, in any form except for back-up purposes only and then only with a warning notice of this limited purpose. Customer may not modify the
            Programs or decompile, disassemble, reverse engineer or otherwise reduce the Programs to human-perceivable form. Customer may not use the Programs as part of a commercial time-sharing or service bureau operation or in any other resale capacity. Customer may not transfer operational use of the Programs to a third party except as permitted by Section 10(e). Customer must protect the Programs from
            unauthorized disclosure or use. The Programs (including all copies of any and all parts thereof) shall be returned immediately by
            Customer to Company upon termination of this Agreement, at Company's request.

      (c)   The Programs (including, without limitation, its appearance, documentation, code, organization and structure) is and shall remain the sole and absolute property of Company or its suppliers, and is protected under U.S. copyright laws and international treaty provisions. All copies of any and all of the components of the
            Programs made by Customer in accordance with this Agreement shall contain Company's copyright notices. The programs are licensed, not sold. Title, ownership rights and intellectual property rights in and to the Programs, or

                                        3

            any copy, are retained by Company or its suppliers. Customer must treat the Programs like any other copyrighted material except as expressly permitted in this Section 2.

      (d)   In addition, Customer agrees to read any terms and conditions packaged with or within the PC Software or, if the Program is provided through an Internet web site, Customer agrees to read any terms and conditions for the Programs found on such web site, prior to using the Programs. Customer must agree to be bound by any such terms and conditions prior to using the Program with respect to a given State. By using the Programs, Customer is acknowledging that it has read, understands, and agrees to be bound by, any such terms and conditions.

3.    FEES

      (a)   Schedule 1 attached to this Agreement as of the effective date, sets forth the Programs the Customer has elected to utilize and the
            States with which the Customer has entered into contracts or intends to enter into contracts with the DMV, and the associated fees charged by the Company. Payments shall be made via the methods and in the timeframe referenced in Schedule 1.

      (b)   When, and if, the Customer enters into contracts for DMV Online
            Programs with any other state or to utilize additional Programs provided by the company, the Customer and the company shall amend
            Schedule 1 to add such states or Programs, and to set forth associated fees and amend Schedule 2 and Schedule 3 as required based on the processes and procedures agreed to for the Programs included.

      (c)   As specified in Schedule 1 as relates to each Program, the Company will utilize Electronic Funds Transfer as referenced in Section 7 or will invoice the Customer on a monthly basis for services rendered and fees and taxes due to the state. Invoice payments are due within
            30 days of the date of invoice. The Company agrees that no late charges will be accrued unless the payment exceeds 60 days of the date of the invoice.

      (d)   The Company may elect to charge the Customer for expenses associated with specific training or specialized services, but only with the pre-approval of the Customer and concurrence on fees billable.

      (e)   The Company may only modify fees as outlined in Schedule 1 with the prior written consent of the Customer.

      (f)   The Customer may, with reasonable advance notice, audit triVIN's billing records to ensure accuracy.

4.    COMPANY OBLIGATION. The Company shall:

                                        4

      (a)   Provide initial training and re-training as required on the proper use and operation of the Programs.

      (b)   Make available to Customer through a Telephone Support Center, technical and product support specialists as reasonably required to provide on-going support for the Programs.

      (c)   Adhere to any specific Program Guidelines included as Schedule 2, as established and agreed to jointly by the Company and the Customer, and subject to revision from time to time as may be required.

      (d)   Use such security procedures as are reasonably sufficient to ensure that all transmissions and data are authorized and protected from improper access.

      (e)   Use reasonable standards to test programs prior to implementing in a production environment for use by the Customer.

      Specific to the use of the Company's ERT product(s) by the Customer if included in Schedule 1:

      (f)   Install the PC Software, as required, at Customer's address.

      (g)   Make available to Customer, from time to time, at Company's discretion, improvements, enhancements or upgrades of the Programs, which shall be, at Customer's election, supplied and installed by
            Company. Should Customer elect not to incorporate these
            improvements, enhancements or updates, Company shall, for a period of at least one hundred and twenty (120) days following such time as such improvements, enhancements or updates were made available to
            Customer, continue to support the Customer's then existing version of the Programs. Following such period, the Company may, at its option, discontinue such support or terminate this Agreement

      (h)   Provide Customer, upon adequate prior notice from Customer and as provided for by State requirements, an adequate inventory of license tags, stickers and registration documents where required.

      (i)   Obtain DMV fees and provide such DMV calculated amounts to Customer on a timely basis in format provided by the respective DMV.

      (j)   Provide timely reporting of fees to be collected from the Customer, both on behalf of the state and the Company, those fees to be clearly differentiated.

      (k)   Pay all DMV fees received from Customer to each respective DMV in accordance with the provisions of the respective DMV Online
            Programs.

5.    CUSTOMER'S OBLIGATIONS. Customer shall:

                                        5

      (a)   Compile, enter and transmit complete information to Company or DMV as appropriate for the registration and filing of motor vehicles in accordance with the provisions of the respective DMV Online
            Programs. Any Inquiries submitted by the Customer or on the
            Customer's behalf for DMV access must be requested for legitimate business purposes as defined by the DMV.

      (b)   Where required to utilize the Programs, the Customer is responsible for maintaining at their expense an appropriately configured connection to the Internet for access to the Company's programs.

      (c)   Provide designated, competent staff to be trained.

      (d)   Pay any and all applicable state fees, transmission costs, and taxes, unless Customer provides relevant exemption certificates.

      (e)   Jointly work with the Company to define and utilize such security procedures as are reasonably sufficient to ensure that all transmissions and data are authorized and protected from improper access.

      (f)   Provide timely electronic data interfaces as referenced in Schedule
            3 of this Agreement as jointly agreed to by the Company and the
            Customer, subject to change from time to time as may be required.

      (g)   Communicate to the Company any Program variances that are impacting the Customer for review by the Company.

      (h)   Jointly work with the Company to implement mutually agreed upon environment for efficient operation of the Programs.

      Specific to the use of the Company's ERT product(s) by the Customer if included in Schedule 1:

      (i)   In accordance with Section 7 below, where required, the Company will establish a deposit account to which the Customer will credit sufficient available funds to pay for all State charges, fees and taxes and Company fees incurred through the use of the Programs.

      (j)   Subject to receipt of the same from the DMV or Company, depending on
            State and where Schedule 1 denotes "Indicia - Yes", maintain at all times an adequate inventory of all license tags, stickers and registration documents, and retain these in a safe secure space subject to audit at any time during Customer's business hours by
            Company or its designee.

      (k)   With respect to any documentation generated from use of the Programs required

                                        6

            to be delivered to the DMV, ensure that such documentation is received by the DMV (via traceable mail, hand delivery or other trusted and traceable means) in accordance with the provisions of the respective DMV Online Programs.

      (l)   In accordance with Section 5(c) and Section 7 below, pay any and all charges, fees and taxes by electronic funds transfer as and when they are due. In addition, where Schedule 1 denotes "Indicia - Yes",
            Customer shall be responsible for all charges associated with the delivery of license tags, stickers, registration documents and other supplies (including, without limitation, in-bound and out-bound freight, transportation and insurance charges).

6.    WARRANTY; DISCLAIMER OF WARRANTY; LIMITATION OF LIABILITY

      (a)   The Company warrants (1) that it owns the Programs or has the right to grant Customer a license to the Programs; (2) that the media on which the programs are provided, if any, shall be free of defects in materials or workmanship for ninety days under normal use; and (3)
            that the Programs will perform in substantial conformance with the functions described in the Program documentation. While functions contained within the Programs provided by the Company meet normally accepted title and registration requirements, the company does not warrant that the functions contained in the Programs will meet the
            Customer's unique requirements or that the operation of the Programs will be entirely error free or appear precisely as described in the
            Programs documentation.

      (b)   The Company EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR
            IMPLIED, INCLUDING, BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF
            MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND
            NON-INFRINGEMENT.

      (c)   Neither Party, nor any State shall be liable in any event for any failure to perform or delay or service interruption resulting, directly or indirectly, from any cause beyond its control. The
            Company's, the Customer's and each individual State's liability from any and all causes arising out of or related to this Agreement, and regardless of the form of action, whether in contract or in tort
            (including without limitation breach of warranty, negligence and strict liability in tort) shall be no more than the fees received by
            Company. UNDER NO CIRCUMSTANCES SHALL, COMPANY, THE CUSTOMER, OR ANY
            OF THE STATES BE LIABLE FOR INCIDENTAL, INDIRECT, CONSEQUENTIAL,
            SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES, WHETHER BASED ON LOSS OF
            REVENUE, LOSS OF BUSINESS INFORMATION OR OTHERWISE

7.    TRANSFER OF FUNDS - ERT PROGRAMS ONLY

      (a)   For Transactions referenced in Schedule 1 as ACH, no later than midnight of each day, Company shall provide to Customer via a report by State, any and all

                                        7

            charges, fees and taxes required by the State and any Company fees for services rendered in connection with the titling and
            registration of the motor vehicle in that state (cumulatively
            "Transaction Fees"), for transactions that occurred during that day
            ("Transaction Day). Customer agrees to fund a deposit account(s)
            held by the Company with funds that are available the next business day from the Transaction Date, that account(s) to be electronically accessed by the Company for electronic funds transfer for purposes of payment of State and Company Transaction Fees associated with the
            Program in that State. All funds placed in the account(s) by the
            Customer remain the property of the Customer until such time as transferred either to the State for payment of DMV fees due or to the Company in payment of Company fees due.

8.    CONFIDENTIALITY

      (a)   The Company treats the software and services provided and its'
            related support materials as trade secrets and reserves all copyrights and other intellectual property tights.

      (b)   The Customer acknowledges that the information, including all user documentation is and shall remain the sole property of the Company.
            The Customer further agrees that the Programs and any other materials supplied by the Company to the Client are proprietary trade secrets, protected by law and of substantial value to the
            Company and their use and disclosure must be carefully and continuously controlled.

      (c)   The Company acknowledges the Customer has granted access to confidential information. The Company will treat this data as confidential and will not grant others access to confidential data except for information sent to the state or as otherwise expressly agreed to herein by the Customer.

      (d)   As part of its' Electronic Lien and Title product, the Company provides an "Unable to Locate" information and search database, herein referred to as the UTLISD, for use by the Customer at no charge. The Customer expressly agrees to allow the Company to extract and use certain information from the Customer's data in the
            UTLISD. The Customer further understands and agrees that the extracted data will be available to and for the use of the Company and its other Customers for the express purpose of researching
            "unable to Locate" motor vehicle titles. The Customer understands and agrees that it is receiving a benefit by participating in the
            UTLISD and that other participants in UTLISD have also agreed to share information similar to the information being shared by the
            Customer.

9.    CONTINGENCY PROCESSING

      (a)   On a monthly basis, the Company shall place in an escrow account established to the benefit of the Customer, a then current copy of the Company's software and a

                                        8

            current Customer data file. While the Company maintains all legal rights as owner of the software, the Customer may utilize the software and data to support transition to paper titles or to another electronic title vendor only in the event of a default that is not corrected within 30 days of written notification of default, or if the Company is no longer in business and does not provide transition support for the Customer.

      (b)   The Company will provide to the customer upon request copies of the then current SAS 70 Report relating to the Company as well as copies of the Company's Disaster Planning document.

10.   PRIVACY OF CONSUMER FINANCIAL INFORMATION

      The Company agrees to comply with the Customer's guidelines established based on passage of the Gramm-Leach-Bliley Act (15 U.S.C. Sections 6801,
      et seq.) and the "Privacy of Consumer Financial Information" regulations
      (12 C.F.R. Part 40), where applicable to the services rendered under this agreement. The Customer agrees that the Company may release consumer information provided by the Customer to the Company to the State jurisdictions and business partners as may be required to complete title and registration activities.

11.   INDEMNIFICATION

      (a)   The Company agrees to indemnity and hold harmless, including reasonable attorney's fees, the Customer, its' corporate affiliates, and any employee or agent thereof, and clients of the Customer (each of the foregoing being hereinafter referred to individually as the
            "Indemnified Party") against liability to third parties, other than liability solely the fault of the Indemnified Party, from any claim, suite or proceeding against the Customer arising from any business activity of the Company or the Company's employees, agents or representatives; provided than the Company is promptly notified in writing of any such claim, suite or proceeding against the Customer.

      (b)   The Customer agrees to indemnity and hold harmless, including reasonable attorney's fees, the Company, its' corporate affiliates, and any employee or agent thereof, and clients of the Company (each of the foregoing being hereinafter referred to individually as the
            "Indemnified Party") against liability to third parties, other than liability solely the fault of the Indemnified Party, from any claim, suite or proceeding against the Company arising from any business activity of the Customer or the Customer's employees, agents or representatives; provided that the customer is promptly notified in writing of any such claim, suite or proceeding against the Company.

12.   GENERAL PROVISIONS

      (a)   Relationship of the Parties. Nothing contained in this Agreement shall be

                                        9

            construed as conferring upon Customer, directly or indirectly, any rights beyond those expressly provided herein. Furthermore, nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between the parties.

      (b)   Entire Agreement; Amendment. This Agreement constitutes the entire understanding between the parties with respect to its subject matter and supersedes all previous negotiations, representations, understandings and agreements. No amendment of this Agreement shall be effective unless such amendment is in writing and has been signed by both of the parties.

      (c)   Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of California without regard to its choice of law rules. Customer hereby consents to the jurisdiction of the courts of the State of California and the federal courts located in the State of California, including the exercise of personal jurisdiction over it by such courts.

      (d)   Compliance with Laws. Customer will comply with all applicable laws, rules and regulations in its performance of this Agreement.

      (e)   Assignment. No assignment of this Agreement by Customer shall be effective without the prior written consent of Company, provided, however, that Customer may assign this Agreement, without the consent of Company, to a successor-in interest as the result of a merger or to a purchaser of a substantial portion of the business or operations of Customer.

      (f)   Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be in writing and shall be delivered personally to the party to whom the same is directed, or sent by regular, registered or certified mail, addressed to the party to whom directed at its address as set forth on page 1 of this Agreement or to such other address as such party may from time to time specify by notice to the parties. Any such notice shall be deemed to be delivered, given and received for all purposes as of the date so delivered, if delivered personally or if sent by regular mail, as of the date on which the same was deposited in a regularly maintained receptacle for the deposit of United
            States mail if sent by registered or certified mail, postage and charges prepaid.

      (g)   Force Majeure. The Company shall not be liable for any period of delay or failure to perform any obligation herein when the delay is due to any cause beyond its control including but not limited to acts of God, fire, floods, wars, terrorist attacks, accidents, labor disputes or shortages, power failures, governmental laws,
            ordinances, rules and regulations, inability to obtain material, equipment or transportation, and any other similar or different contingency.

      (h)   Further Assurance. The parties agree to execute such documents as may be

                                       10

            required in order to carry out the transactions contemplated herein and each party shall cooperate and take all such further actions as may be reasonably required to carry out the transactions
            contemplated by this Agreement.

      (i)   Headings. The headings contained in this Agreement are for reference and convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      (j)   Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the parties agree to replace it with a substitute provision that reflects the original provision as nearly as possible in accordance with applicable law, and the other provisions of this Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the panties have executed this Agreement as of the last date shown below.

American Honda Finance Corporation         triVIN, Inc.
----------------------------------         ------------

By:__________________________________      By:__________________________________

Name:________________________________      Name:________________________________

Title:_______________________________      Title:_______________________________

Date:________________________________      Date:________________________________

                                       11

Schedule 1 - Company Fees by State

---------------------------------------------------------------------------------------------------
                                                                                            Company
                                 Effective   Indicia   Installation Fee                       ELT
            State                  Date        Y/N        (one time)      Monthly Support   Charge
---------------------------------------------------------------------------------------------------

ELT Products
---------------------------------------------------------------------------------------------------
1- 2 ELT States in Production     12/1/01      No       Not Applicable    Not Applicable     $.82
---------------------------------------------------------------------------------------------------
3 ELT States in Production        12/1/01      No       Not Applicable    Not Applicable     $.72
---------------------------------------------------------------------------------------------------
4 ELT States in Production        12/1/01      No       Not Applicable    Not Applicable     $.65
---------------------------------------------------------------------------------------------------
5 - 6 ELT States in Production    12/1/01      No       Not Applicable    Not Applicable     $.59
---------------------------------------------------------------------------------------------------
7+ ELT States in Production       12/1/01      No       Not Applicable    Not Applicable     $.53
---------------------------------------------------------------------------------------------------
ERT Products
---------------------------------------------------------------------------------------------------
  Not Applicable
---------------------------------------------------------------------------------------------------
Total Title Mgt
---------------------------------------------------------------------------------------------------
  Not Applicable
---------------------------------------------------------------------------------------------------
National Inquiries
---------------------------------------------------------------------------------------------------
  Not Applicable
---------------------------------------------------------------------------------------------------

ELT Product Billing:

  -   Any state fees or charges are the responsibility of the Customer

  -   Fees will be invoiced monthly with payment due within 30 days of invoice date. Late charges will be accrued only if the payment date exceeds 60 days from the invoice date.

  -   For purposes of ELT, a transaction is composed of two segments, an account segment and a title segment

  -   This Company ELT charge is based on each transaction that is set up within the system (either account or title whichever is received first). Only one segment of each transaction is chargeable.

American Honda Finance Corporation         triVIN, Inc.
----------------------------------         ------------

By:__________________________________      By:__________________________________

Name:________________________________      Name:________________________________

Title:_______________________________      Title:_______________________________

Date:________________________________      Date:________________________________

                                       12

Schedule 2 - Total Title Administration Processing Guidelines

                          PAGE INTENTIONALLY LEFT BLANK

                                       13

Schedule 3 - Electronic Data Interface

Goals

The following are the goals for establishing data transfers between the Customer and the Company:

      o     Ensure the security and integrity of the data being exchanged between the Customer and the Company.

      o     Reduce manual activities by the Customer's branch personnel.

      o     Support electronic matching, comparison and validation ("title perfection") of account and title data.

      o     Allow "perfected title" information to be uploaded from the
            Company's system to the Customer's, to automate the update of the title status for the loan (Shaw) or lease (LeMans).

      o     Evaluate validity of "perfected titles" the Company currently has as active records, resolving missing information or discrepancies that might exist, where needed.

      o     Improve the quality of title/account data being shared between the
            Company and the Customer.

      o     To more effectively utilize the capabilities of the Company's title tracking processes.

      o     Establish a protocol and methodology for effectively expanding ELT usage to other states without additional technical support from the
            Customer.

Process Overview

The use of electronic file transfers requires the following file exchanges:

      o     Download of Customer New Loan/Lease File: On an ongoing basis, New
            Account data from Shaw and LeMans will be downloaded to the Company.
            This data will be used to electronically match account and title data within the Company's system and to initiate comparison and
            "title perfection." Title/Account discrepancies will also be noted
            for Customer resolution.

      o     Upload from the Company to the Customer of New "Perfected" Titles:
            On an ongoing basis, New "Perfected" Titles will be uploaded to the
            Customer. This data will be used to electronically update the corresponding Customer retail or lease account in Shaw or LeMans with "perfected title" information.

                                       14

Assumptions

      o     Because "releases" are not included in the Downloaded file, the
            Customer staff will manually process release information.

      o     Data in the file transfer sent from the Customer is the intended data set. The Company cannot guarantee the contents of the data. The
            Company can only verify the file format.

      o     Data in the file transfer sent from the Company is the intended data set.

Risks

      o     If data files are not received and processed at specified times,
            Service Level standards may be compromised.

System Design

                 Download (Loan and Lease Data) File Description

      o     Intended use: New Loans and Leases

      o     Frequency: Daily file

      o     Approximate File Size: 1 MB

      o     Approximate Record Count: Approximately 500 records

      o     Send Time: Circa 5:00 am PST

      o     Receive Time: Circa 7:00 am PST

      o     Transfer Method: FTP - Encrypted File

File formats will be mutually agreed upon and may be modified with the mutual consent of the Company and the Customer.

                Upload ("Perfected Title" Data) File Description

      o     Intended use: New "Perfected" titles

      o     Frequency: Daily file

      o     Approximate File Size: 225 MB

      o     Approximate Record Count: Approximately 500 records

      o     Send Time: Circa 4:00 pm PST

      o     Receive Time: Circa 6:00 pm PST

      o     Transfer Method: FTP - Encrypted File

File formats will be mutually agreed upon and may be modified with the mutual consent of the Company and the Customer.

                                       15

Testing

Testing including encryption/decryption activities, file transfers and processing have been satisfactory completed by both the Customer and the
Company.

                                       16

                         AMENDMENT TO CUSTOMER AGREEMENT

      This Amendment to Customer Agreement dated as of January 7, 2004 is made between triVIN, Inc., a Delaware corporation and American Honda Finance
Corporation.

                                    RECITALS

      This Amendment is made with reference to the following facts:

      A.    The parties hereto are parties to a Customer Agreement dated as of
February 5, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Customer Agreement. Pursuant to the Customer Agreement, Company provides software-based services In connection with, DMV Online Programs as well as products and services that facilitate title management.

      B.    Subject to the terms and conditions set forth herein, Company and
Customer have agreed to amend the customer Agreement as set forth below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Company and Customer agree as follows:

      1.    Effective as of January 7, 2004, a subsection (d) is added to
            Section 6 to read as follows:

            (d)   Company agrees to indemnify Customer for the reasonable costs, expenses, losses and liabilities the Customer incurs when they sustain a loss as a result of the failure to reflect Customer
                  (or an affiliate) as lienholder or owner, as appropriate, on the New York vehicle title where the cause of that failure is mutually agreed upon by the Company and the Customer to be the
                  Responsibility of the Company. The Company's Responsibility
                  includes:

      FDI Responsibility:

      o     Provide software solutions that reflect the written ELT
            specifications as provided by New York.

      o     Receive New Business files and import qualifying accounts received from HFS in a timely manner.

      o     Submit electronic New York lien filings in a timely manner on qualifying New York accounts that contain sufficient data as required by the state.

                                       17

      o     Retrieve and display lien confirmations and error messages returned by New York in a timely manner so that error situations can be promptly resolved by HFS.

      o     Return perfected title information to HFS on a timely basis so that they can update their database.

      o     Provide accurate documentation and reasonable support to respond to questions or concerns raised by HFS

      It is both the Company's and the Customer's intent to resolve performance issues in a manner reflecting the relationship that exists between the two entities. Accordingly, negotiations between the Company and the corporate designee(s) as appointed by the Customer will be reasonable and in good faith.

      This Indemnity obligation shall only apply to new account transactions that are electronically received by the Company after January 7, 2004 and shall not exceed in the aggregate the total fees paid by Customer for
      Electronic Len and Title services in participating states during the twelve (12) month period preceding the first claim. In addition, this indemnification does not extend to claims to the extent they arise out of the negligence, willful misconduct or other fault of any Indemnified Party or the individual State in which the vehicle title was to be recorded, or out of circumstances beyond the control of the Company. This indemnification shall survive the termination of the Customer Agreement.

      Sections 6(a), 6(b) and 6(c) shall continue to remain in effect.

      2.    This Amendment sets forth the entire agreement of the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by each of the parties hereto.

      3.    Except as otherwise provided herein, all terms and conditions of the
            Customer Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

American Honda Finance Corporation         triVIN, Inc.
----------------------------------         ------------

By:__________________________________      By:__________________________________

Name:________________________________      Name:________________________________

Title:_______________________________      Title:_______________________________

Date:________________________________      Date:________________________________

                                       18

Amendment 2 - End of Term Processing

                         AMENDMENT TO CUSTOMER AGREEMENT

      This Amendment to Customer Agreement dated as of June 20, 2005 is made between triVIN, Inc., a Delaware corporation and American Honda Finance
Corporation.

                                    RECITALS

      This Amendment is made with reference to the following facts:

      A.    The parties hereto are parties to a Customer Agreement dated as of
February 5, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Customer Agreement. Pursuant to the Customer Agreement, Company provides software-based services in connection with DMV Online programs as well as products and services that facilitate title management.

      B.    Subject to the terms and conditions set forth herein, Company and
Customer (together the Parties) have agreed to amend the Customer Agreement as set forth below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other goad and valuable consideration, the receipt and sufficiency of which are acknowledged, Company and Customer agree as follows:

      1.    Definitions:

            a.    "Responsibility Matrix" means that document produced by the
                  Parties during implementation that covers the scope and
                  magnitude of the services to be provided under this agreement;
                  together with any modifications and changes thereto that the parties may agree upon. Any such changes or modifications
                  shall be in writing.

            b.    "Service Level Standard" means the performance measurements agreed to by Parties during implementation that defines the timeliness and quality of services provided by the Company.
                  Any such changes or modifications shall be in writing.

      2.    Effective as of July 1, 2005, the Company hereby agrees to provide the Services described in Schedule 2 and further detailed on the attached Responsibility Matrix. In providing the Services, the
            Company will meet the requirements and comply with the Service Level
            Standards included in the Responsibility Matrix. Because of the evolving nature of title administration services, the Company has the right in its discretion to amend its processes, requirements and
            Service Level

                                       19

            Standards from time to time. Any mutually agreed upon variation in requirements, processes and service level standards that materially revise the process or would require additional costs for the
            Customer must be approved by the Customer in advance with at least
            30 business days prior written notice, which approval will not be unreasonably withheld. Material revisions include changes that modify defined activities, revise the outcome or frequency of tasks, or impact cost.

      3.    Effective as of July 1, 2005, the Company and Customer hereby agree to the revised Pricing Schedule described in Schedule 1.

      4.    This Amendment sets forth the entire agreement of the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by each of the parties hereto.

      5.    The term of this amendment is subject to the term of the Customer
            Agreement.

      6.    Except as otherwise provided herein, all terms and conditions of the
            Customer Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

American Honda Finance Corporation         triVIN, Inc.
----------------------------------         ------------

By:__________________________________      By:__________________________________

Name:________________________________      Name:________________________________

Title:_______________________________      Title:_______________________________

Date:________________________________      Date:________________________________

                                       20

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                                       21

Schedule 1 - Company Fees by State

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Indicia   Installation        Monthly       ELT     ERT    Title Admin.
             State / Product                Effective Date    Y/N    Fee (One Time)       Support      Charge  Charge     Charge
-----------------------------------------------------------------------------------------------------------------------------------

                       ELT Products
-----------------------------------------------------------------------------------------------------------------------------------
1-2 ELT States in Production                   12/01/01       No     Not Applicable   Not Applicable    $.82
-----------------------------------------------------------------------------------------------------------------------------------
3 ELT States in Production                     12/01/01       No     Not Applicable   Not Applicable    $.72
-----------------------------------------------------------------------------------------------------------------------------------
4 ELT States in Production                     12/01/01       No     Not Applicable   Not Applicable    $.65
-----------------------------------------------------------------------------------------------------------------------------------
5-6 ELT States in Production                   12/01/01       No     Not Applicable   Not Applicable    $.59
-----------------------------------------------------------------------------------------------------------------------------------
7+ ELT States in Production                    12/01/01       No     Not Applicable   Not Applicable    $.53
-----------------------------------------------------------------------------------------------------------------------------------
                       ERT Products
-----------------------------------------------------------------------------------------------------------------------------------
Ohio e-Titling Product                          6/1/03        No     Not Applicable   Not Applicable           $ 5.00
-----------------------------------------------------------------------------------------------------------------------------------
      End of Lease Term Processing - See Schedule 2
-----------------------------------------------------------------------------------------------------------------------------------
Receipt and processing of titles received
from the Regions or jurisdictions              7/01/05        No     Not Applicable   Not Applicable                      $1.05
-----------------------------------------------------------------------------------------------------------------------------------
Title disposition - Auction or
return to AHFC                                 7/01/05        No     Not Applicable   Not Applicable                      $1.00
-----------------------------------------------------------------------------------------------------------------------------------
Title Disposition - Sale to
Dealer or Lessee                               7/01/05        No     Not Applicable   Not Applicable                      $1.28
-----------------------------------------------------------------------------------------------------------------------------------
Title Correction, Maintenance,
or Duplicate                                   7/01/05        No     Not Applicable   Not Applicable                      $6.00
-----------------------------------------------------------------------------------------------------------------------------------
Motor Vehicle Inquiry - Online or Web          7/01/05        No     Not Applicable   Not Applicable                      $2.00
-----------------------------------------------------------------------------------------------------------------------------------
Motor Vehicle Inquiry - Call, Letter, Fax      7/01/05        No     Not Applicable   Not Applicable                      $5.00
-----------------------------------------------------------------------------------------------------------------------------------
Custom Programming / Development               7/01/05        No     Not Applicable   Not Applicable                    $155 / Hr.
-----------------------------------------------------------------------------------------------------------------------------------

                                       22

Schedule 1 (cont'd)

ELT Product Billing:

  o   Any state fees or changes are the responsibility of the Customer

  o   Fees will be invoiced monthly with payment due within 30 days of the invoice date. Late charges will be accrued only if the payment date exceeds 60 days from the invoice date.

  o   For purposes of ELT, a transaction is composed of two segments, and account segment and a little segment.

  o   The Company ELT Charge is based on each transaction that is set up within the system (either account or title whichever is received first). Only one segment of each transaction is chargeable.

ERT Product Billing:

  o   Any state or agency fees or charges are the responsibility of the Customer

  o   State fees and FDI charges are payable at the time of the transaction via
      ACH unless an alternative method is mutually agreed upon.

Total Title Administration Product:

  o   Any state or agency fees or charges are the responsibility of the Customer

  o   All postage or overnight fees are a direct pass through to the Customer

  o   Requirements and effort for any customized programming or development must be agreed upon in writing prior to the start of the project

  o   Service Level Standards are included in this Amendment.

American Honda Finance Corporation          triVIN, Inc.
----------------------------------          ------------

By:    _______________________________      By:    _____________________________

Name:  _______________________________      Name:  _____________________________

Title: _______________________________      Title: _____________________________

Date:  _______________________________      Date:  _____________________________

                                       23

Schedule 2 - Total Title Administration Guidelines

The Customer has elected to outsource to the Company certain end of lease term title processing. See the attached Responsibility Matrix, which details processes, responsibilities, and Service Level Standards.

American Honda Finance Corporation          triVIN, Inc.
----------------------------------          ------------

By:    _______________________________      By:    _____________________________

Name:  _______________________________      Name:  _____________________________

Title: _______________________________      Title: _____________________________

Date:  _______________________________      Date:  _____________________________

                                       24

Responsibility Matrix - End of Lease Term Processing

---------------------------------------------------------------------------------------------------------
FDI Deliverable                                       Comment
---------------------------------------------------------------------------------------------------------

Receipt from AHFC of manifest of Leases Expiring in   This list is used as the starting point for all
6 months added to FDI's database                      activities taken to centralize titles in advance of
                                                      end of lease term.
---------------------------------------------------------------------------------------------------------
Paper Title request will be sent electronically to    FDI will follow the methodology currently used to
the participating DMV If lease secured by an          obtain paper titles from e-titles at receipt of
e-title is on the Manifest                            Manifest
---------------------------------------------------------------------------------------------------------
Provide list / report of paper titles to a Regional
Office of leases and balloons secured by a paper
title
---------------------------------------------------------------------------------------------------------
Receipt of paper titles from a Regional Office and    FDI will scan, optically read and verify title data
the DMVs and matching to lease or balloon account     and match with lease existing in file
in specialized end of term database
---------------------------------------------------------------------------------------------------------
Obtain Duplicate Titles as requested by a. Regional   In the event that a Regional Office cannot locate a
Office                                                paper title, FDI may be asked to obtain a duplicate
                                                      title on behalf of the Region
---------------------------------------------------------------------------------------------------------
Perform Motor Vehicle Inquiry as requested by a       In the event that a Regional Office cannot locate a
Regional Office                                       paper title, FDI may be asked to perform a Motor
                                                      Vehicle Inquiry on their behalf
---------------------------------------------------------------------------------------------------------
FDI will store paper titles in a secured, fire
protected area pending disposition information from
AHFC
---------------------------------------------------------------------------------------------------------
FDI will submit title to the DMV for correction or    It is anticipated that very few title corrections
maintenance as directed by AHFC                       will be required. Title maintenance should also be
                                                      limited during the last 6 months of the term
---------------------------------------------------------------------------------------------------------
FDI will provide reports / list of titles not         A Regional Office will take steps to provide titles
received within given time frames.                    that were not in hand (as either paper or e-title)
                                                      at request 6 months prior to end of term
---------------------------------------------------------------------------------------------------------
FDI will take actions on the missing e-titles as      FDI will follow-up for receipt of paper titles
they were requested by FDI.                           relating to lease originally secured by e-titles.
---------------------------------------------------------------------------------------------------------
Receipt of disposition information electronically     The disposition status provided electronically are
from AHFC                                             Sale of Leased Vehicles to Lessee; Sale of Leased
                                                      Vehicles to Dealer and / or Auction disposal; and
                                                      Disposition of Balloon Vehicle via Auction.
---------------------------------------------------------------------------------------------------------
At receipt of "SL" Release Type on lease account,     Sale of Leased Vehicle to Lessee
FDI will generate a thank you letter to the lessee
and a bill of sale / odometer statement for that
party listed by AHFC as purchasing the vehicle and
route to the
---------------------------------------------------------------------------------------------------------

                                       25

---------------------------------------------------------------------------------------------------------
FDI Deliverable                                       Comment
---------------------------------------------------------------------------------------------------------

purchaser
---------------------------------------------------------------------------------------------------------
At receipt of "AU" Release Type on lease account,     Sale of Leased Vehicle to Dealer (at end of term or
FDI will generate a thank you letter to the lessee    via VIPS)
and route title to the dealer along with cover
letter if needed
---------------------------------------------------------------------------------------------------------
At receipt of "BA" Release Type, FDI will generate    Lease or Balloon Vehicle disposed of via Auction
a thank you letter to the borrower and route title
to the auction
---------------------------------------------------------------------------------------------------------
At receipt of "RO" Release Type on balloon account,   Borrower payoff of Balloon - vehicle being kept by
FDI will generate a thank you letter to the           the Borrower
borrower and route title to the borrower.
---------------------------------------------------------------------------------------------------------
At receipt of "LO" Release Type on balloon account,   Dealer elects to acquire Balloon vehicle
FDI will generate a thank you letter to the
borrower and route title with a cover to the
dealer.
---------------------------------------------------------------------------------------------------------
Upload of release confirmation of AHFC                This information will be used by AHFC to record
                                                      title mail date and signify the closing of FDI
                                                      activities
---------------------------------------------------------------------------------------------------------

AHFC and FDI will develop Statement of Work as a more detailed documentation of the activities outlined in the Responsibility Matrix.

Service level Agreements - End of Lease Term Processing

                                       26

---------------------------------------------------------------------------------------------------------
Task                                                  Standard
---------------------------------------------------------------------------------------------------------

Process all files received from AHFC                           Within 1 Business Day of Receipt
---------------------------------------------------------------------------------------------------------
Titles / Mail received, opened, sorted, imaged,                Within 5 Business Days of Receipt
optically read, the OCR data  verified, and title
date uploaded to OTTS
---------------------------------------------------------------------------------------------------------
Upload required data to AHFC                                   As Mutually Agreed Upon with AHFC
---------------------------------------------------------------------------------------------------------
Correction of Title / Title Maintenance               Submit to the DMV Within 2 Business Days of Request
---------------------------------------------------------------------------------------------------------
Title Follow-up Activities for Non-receipt of Title     Within 2 Business Days of Agreed Upon Scheduled
                                                                           Activity
---------------------------------------------------------------------------------------------------------
Processing of Title Disposition based on Release       Request Received by 1 PM PT will be processed by
Type                                                             end of the next Business Day
---------------------------------------------------------------------------------------------------------

FDI will provide a monthly reporting of performance to Service Level Agreement based on mutually developed criteria. Failure to meet Service Level Standards may result in fee discounts or penalties to FDI. Such changes would require mutual written agreement between AHFC and FDI prior to execution.

                                       27

Amendment 3 - General Agreement Changes

                         AMENDMENT TO CUSTOMER AGREEMENT

      This Amendment to Customer Agreement dated as of June 20, 2005 is made between triVIN, Inc., a Delaware corporation and American Honda Finance
Corporation.

                                    RECITALS

      This Agreement is made with reference to the following facts:

      A.    The parties hereto are parties to a Customer Agreement dated as of
February 5, 2002. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the Customer Agreement. Pursuant to the Customer Agreement, Company provides software-based services in connection with DMV Online Programs as well as products and services that facilitate title management.

      B.    Subject to the terms and conditions set forth herein, Company and
Customer (together the Parties) have agreed to amend the Customer Agreement as set forth below.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Company and Customer agree as follows:

      1.    Right to Audit. The Company shall permit the Customer, at the
      Customer's sole cost and expense, to review and audit its records and operations to ensure compliance with the terms of this Customer Agreement, and will provide full cooperation and reasonable assistance as needed by the Customer in connection with such reviews.

      2.    Privacy. The Company shall not use any Borrower Information received from the Customer or obtained as a result of services performed for the
      Customer except as necessary in the ordinary course of business to perform
      Services hereunder. Notwithstanding any other provision of this Agreement, the Company shall implement appropriate administrative, technical, and physical safeguards and other appropriate measures to protect the security, confidentiality and integrity of Borrower Information, all as may be appropriate to reasonably meet the objectives of the Security
      Guidelines promulgated under the Gramm-Leach-Bliley Act as such objectives may be reflected in the Customer's Security Requirements. These measures shall be reasonably designed to ensure the security and confidentiality of
      Borrower Information, protect against any anticipated threats or hazards to the security or integrity of such information, and protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any consumer.

      3.    General Security Precautions. The Company agrees to follow data safekeeping and backup procedures required of the Company by applicable law or rule or regulation of the Federal Deposit Insurance Corporation or the Comptroller of the Currency, as submitted to the Company by the
      Customer. Each business day the Company will prepare and preserve magnetic media containing the Customer's data to preclude the following data loss problems: (i) the inability to read or (ii) actual loss of the data at the
      Company's data center.

            (a)   Definitions. The following words shall have the meanings set forth below:

                                       28

                  (i)     Authentication: means the technological and
                  non-technological procedures instituted by a party to confirm that the appropriate parties to a data transmission are, in fact, the intended parties to the transmission.

                  (ii)    Data Integrity: means the maintenance of the
                  unadulterated contents of a computer communication from one party to another without intervention, appropriation, access or manipulation by third, unintended or malevolently
                  intervening parties.

                  (iii)   Encryption: means the process of scrambling data,
                  which is communicated from one computer to another, into a format, which is calculated and designed to be unreadable by third, intervening and unintended parties.

            Additional Security Precautions To Be Employed by the Company. The
            Company represents and warrants that its Authentication procedures for the Customer's use of the Online System as of the date of this
            Agreement includes Encryption for transmissions communicated between the Company and the Customer (and versa visa) through the Online
            System. The Company further agrees that at all times during the Term of this Agreement, it shall employ reasonable (relative to the industries in which both the Company and its customers are engaged)
            technological and non-technological procedures, protocols and methods of doing business which are designed and calculated to insure Data Integrity and the confidentiality of all Borrower
            Information, as defined herein.

      4.    Automobile Title and Records Preservation and Retention. The Company
      acknowledges that all Customer documents including but not limited to automobile titles (hereafter referred to as "Documents") are the property of the Customer.

      The Company shall safeguard the Documents and system records and agrees that it shall hold and be responsible for the Documents within a secured and controlled environment. The Company agrees that it shall protect such
      Documents from destruction or loss and shall implement policies and practices to prevent the unauthorized disclosure of the information contained therein.

      The Company shall be solely responsible for the preparation, periodic testing, review and implementation of the Disaster Recovery Plan, and the expenses associated therewith. The Customer shall retain the right to review and approve the disaster recovery, emergency preparedness and business resumption plans, and to make reasonable recommendations to the
      Company for the prudent safeguard of the Documents and the system records and data files. FDI will take all commercially reasonable efforts required to implement any such recommendations.

      See Attachment 1 - Business Recovery Overview

      5.    Fee Modification. The Company may amend any of the Fees on an annual basis provided that (i) the Company has given at least 60 days notice to the Customer of the impending price change and (ii) no fee may increase by more than the percentage increase in CPI for the previous twelve month period plus 3%. "CPI" means the Consumer Price Index - - All urban consumers (U.S. City Average, All Items, Base 1982-84 = 100) as published by the United States Department of Labor Statistics. Should the CPI
      publication be discontinued or the CPI be published less frequently or in some other manner altered, the parties shall jointly adopt a substitute or procedure which reasonably reflects consumer prices.

      6.    Change of Control. Neither party may assign this Agreement or any of the rights and obligations, unless the other party consents in writing prior to any such assignment, except that consent

                                       29

      is not required in the case of a sale of all or substantially all the assets or stock of that party and the successor is financially able to assume the obligations of this Agreement.

      7.    Title Ownership. All titles, whether paper or electronic, that are held by the Company remain the property of the Consumer.

            Upon termination of this Agreement, the Company shall at the
            Customer's expense (i) promptly return to the Customer, or ship via method specified by the Customer to a designee and/or location specified by the Customer, all Title Documents, Title Data and other materials or information provided by the Customer to the Company, created for the Customer by the Company hereunder, or obtained or compiled by the Company in the course of providing services hereunder, and (ii) redirect Customer unique Post Office box set up at the Company's facility to the address specified by the Customer, so that any Title Documents and correspondence in process or sent after termination will be automatically reshipped to the Company's designated location.

      8.    Limited Power of Attorney. The Customer hereby grants FDI a limited
      Power of Attorney, effective as long as this Agreement is in effect
      (unless/until revoked sooner by the Customer), to interact with the state
      Departments of Motor Vehicles on title and registration activities, to sign required applications, and to release Title Documents to perform the
      Services.

      9.    Terms and Conditions. Except as otherwise provided herein, all terms and conditions of the Customer Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        TriVIN, Inc.

                                        By: ___________________________

                                        Title: ________________________

                                        AMERICAN HONDA FINANCE CORPORATION

                                        By: ___________________________

                                        Title: ________________________

                                       30

Attachment 1 - Business Recovery Overview

The following provides an overview of some of the key components of our Business
Continuity Plan:

o     Recovery Plan: Systems are recovered using system Ghost Images and Veritas
      Backup Restore points. We retain standby hardware that would replace any faulty hardware should a Router or Switch go bad.

o     Backups: All Client and Corporate servers are backed up nightly.
      Maintenance: All systems are systematically monitored for hardware and software updates and misconfiguration. System maintenance is performed monthly with updates and patches to hardware and software.

o     Fire Protection: We employ an FM200 fire suppression system, Local
      Handheld Halon 1211 fire extinguishers; Server rooms have a 2-hour fire rating. Physical Security: Use of Proximity card readers, Video
      Surveillance, and data off site storage are implemented at our Arden and
      Tribute Locations. Our Data Center uses Proximity card readers coupled with an ID number, retinal eye scanners, Key Cage Access, Video
      Surveillance and Mantrap door access.

o     Data Security: Data is protected by a series of access permissions, security auditing, firewalls, and network segmentation.

o     Network Outage: Automated system monitoring tools are used to monitor system utilization and availability. Problems are escalated to an on call technician for immediate response.

o     Information is archived according to agreed upon timeframes. Usually data is available online for 1 year after account termination and held for 7 years after account termination at Iron Mountain for long term archive storage.

o     FDI has uninterruptible power supply protection as well as redundancy as it relates to telecommunication or network outage.

FDI has partnered with Raging Wire Enterprise Solutions to provide infrastructure to support FDI's critical data center functions.

o     FDI maintains servers, which support its Collateral Manager functions at
      Raging Wire's, Class "A" data center facility. FDI is connected to the data center by 6 point to point T1 connections.

o     Data center was specifically designed by Ellerbe Becket and built as a
      Class "A" facility to provide 99.999% availability of power, cooling, and network connectivity.

o     Data center incorporates two 2-megawatt generators for critical power availability in the data center in the event of a utility power failure.
      Generator controls are fully automated.

o     The centralized chiller system incorporates multiple 900-ton centrifugal chillers, with multiple cooling towers, and no single point of failure.

o     Data center has multiple high-speed Internet connections running over both
      Gigabit Ethernet and SONET OC-3 to tier-1 Internet providers such as
      Sprint and AT&T.

o     Data Center has deployed a centralized, electronic access control system that provides alarm monitoring points on all personnel and equipment doors, as well as intrusion detection throughout the facility.

                                       31

      Photo ID badges with unique personal identification numbers, as well as biometric iris scanners, provide multiple levels of electronic access control, and also provide individual accountability throughout the facility.

A copy of FDI's comprehensive Business Recovery Plan will be provided upon request.

                                       32

Amendment 4 - Title Administration

                         AMENDMENT TO CUSTOMER AGREEMENT

      This Amendment to Customer Agreement dated as of February 1, 2006 is made between triVIN, Inc., a Delaware corporation and American Honda Finance
Corporation.

                                    RECITALS

      This Amendment is made with reference to the following facts:

      A.    The parties hereto are parties to a Customer Agreement dated as
February 5, 2002 and subsequent Amendments. Capitalized terms used herein and not otherwise defined shall have the meanings set forth for such terms in the
Customer Agreement. Pursuant to the Customer Agreement, Company provides software-based services in connection with DMV Online Programs as well as products and services that facilitate title management.

      B.    Subject to the terms and conditions set forth herein, Company and
Customer (together the Parties) have agreed to amend the Customer Agreement as set forth below.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the mutual convenants and benefits contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Company and Customer agree as follows:

      1.    Definitions:

            a.    "Responsibility Matrix" means that document produced by the
                  Parties during implementation that covers the scope and
                  magnitude of the services to be provided under this agreement;
                  together with any modifications and changes thereto that the parties may agree upon. Any such changes or modifications
                  shall be in writing.

            b.    "Service Level Standard" means the performance measurements agreed to by Parties during implementation that defines the timeliness and quality of services provided by the Company.
                  Any such changes or modifications shall be in writing.

      2.    Effective as of May 1, 2006, the Company hereby agrees to provide the Services described in Schedule 2 and further detailed on the attached Responsibility Matrix. In providing the Services, the
            Company will meet the requirements and comply with the Service level
            Standards included in the Responsibility Matrix. Because of the evolving nature of title administration services, the Company has the right in its discretion to amend its processes, requirements and
            Service Level Standards from time to time. Any mutually agreed upon variation in requirements, processes and service level standards that materially revises the process or would require additional costs for the Customer must be approved by the Customer in advance with at least 30 business days prior written notice, which approval will not be unreasonably withheld. Material revisions include changes that modify defined activities, revises the outcome or frequency of tasks, or impact cost.

      3.    Effective as of May 1, 2006, the Company and Customer hereby agree to the revised Pricing Schedule described in Schedule 1.

                                       33

      4.    This Amendment sets forth the entire agreement of the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by each of the parties hereto.

      5.    The term of this amendment is subject to the term of the Customer
            Agreement.

      6.    Except as otherwise provided herein, all terms and conditions of the
            Customer Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                        triVIN, Inc.

                                        By: ___________________________

                                        Title: ________________________

                                        AMERICAN HONDA FINANCE ORPORATION

                                        By: ___________________________

                                        Title: ________________________

                                       34

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                                       35

Schedule 1 - Pricing Schedule

----------------------------------------------------------------------------------------------------------------------------------
                                                   Title Administration Services
----------------------------------------------------------------------------------------------------------------------------------

               Title Receipt, Follow-up, Perfection, Store and Release
----------------------------------------------------------------------------------------------------------------------------------
Paper Titles
----------------------------------------------------------------------------------------------------------------------------------
               Electronic File Exchanges                           Follow-up for Non-Receipt of           $1.73 Per Record
               Title Perfection                                    Title (2 Letters)
               Discrepancy Identification
               Handling of Non-title Documents
----------------------------------------------------------------------------------------------------------------------------------
               Title Storage                                                                                  Included
----------------------------------------------------------------------------------------------------------------------------------
               Release of Lien / Lien Satisfaction                                                        $1.20 Per Release
----------------------------------------------------------------------------------------------------------------------------------
               Sale of Lease Vehicle                                                                      $1.28 Per Release
----------------------------------------------------------------------------------------------------------------------------------
               Auction / No sign-off Title Retrieval                                                      $1.00 Per Release
----------------------------------------------------------------------------------------------------------------------------------
               Emergency Title Releases                                                                   $3.00 Per Release
----------------------------------------------------------------------------------------------------------------------------------
E-Titles
----------------------------------------------------------------------------------------------------------------------------------
               Electronic File Exchanges                 Follow-up for Non-Receipt of Titles (2           $1.28 Per Record
               Title Perfection                      Letters)
               Discrepancy Identification                Title Storage
----------------------------------------------------------------------------------------------------------------------------------
               Flip e-title on lease vehicle to paper title 6 months prior to end of lease term               Included
----------------------------------------------------------------------------------------------------------------------------------
               Release of Lien / Request of Paper Title                                                   $0.89 Per Release
----------------------------------------------------------------------------------------------------------------------------------
                                          Miscellaneous Titling Activities
----------------------------------------------------------------------------------------------------------------------------------
               DMV Inquiry - On-line or Web                                                               $2.50 Per Inquiry
----------------------------------------------------------------------------------------------------------------------------------
               DMV Inquiry - Phone, Fax or Letter                                                         $6.00 Per Inquiry
----------------------------------------------------------------------------------------------------------------------------------
               Title Correction                                                                         $6.00 Per Correction
----------------------------------------------------------------------------------------------------------------------------------
               Duplicate Titles                                                                    $6.00 Per Duplicate Application
----------------------------------------------------------------------------------------------------------------------------------
               Re-registrations (State Changes ) / Substitution of Vehicle                             $6.00 Per State Change
----------------------------------------------------------------------------------------------------------------------------------
               Name Changes / Transfer of Equity or Assumption                                          $7.50 Per Name Change
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
               Customized Programming - Hours agreed to in advance of work                                  $155 Per Hour
----------------------------------------------------------------------------------------------------------------------------------
                                        Specialized End of Term Processing
----------------------------------------------------------------------------------------------------------------------------------
               Specialized Ohio End of Term Lease Processing for Sale to Lessee                          $5.00 Per Transfer
----------------------------------------------------------------------------------------------------------------------------------
               Specialized Illinois End of Term Lease Processing for Sale to Lessee                      $7.50 Per Transfer
----------------------------------------------------------------------------------------------------------------------------------
               Rework Activity for missing POA, Odometer Reading, etc.                                   $7.50 Per Transfer
----------------------------------------------------------------------------------------------------------------------------------

                                       36

----------------------------------------------------------------------------------------------------------------------------------
                                        Title Administration Services
----------------------------------------------------------------------------------------------------------------------------------

                                    Paper Title Conversion from HFS to FDI
----------------------------------------------------------------------------------------------------------------------------------
               Shelf to Shelf Conversion of existing paper titles - no audit or title image        $0.25 Per Record
----------------------------------------------------------------------------------------------------------------------------------
               Release Fees                                                                        See Paper and E-Title Fees
----------------------------------------------------------------------------------------------------------------------------------
               Miscellaneous Titling Activities                                                    See Associated Fees by Activity
----------------------------------------------------------------------------------------------------------------------------------
               Specialized End of Term Processing                                                  See Associated Fees by Activity
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                           ERT Products
----------------------------------------------------------------------------------------------------------------------------------
   State / Product          Effective                   Installation Fee       Monthly                          ERT
                              Date       Indicia Y/N       (One Time)          Support                         Charge
----------------------------------------------------------------------------------------------------------------------------------

Ohio e-Titling Product       6/1/03          No          Not Applicable     Not Applicable                     $5.00
----------------------------------------------------------------------------------------------------------------------------------

      Total Title Administration Product:

      o     Any state or agency fees or charges are the responsibility of the
            Customer

      o     All postage or overnight fees are a direct pass through to the
            Customer

      o     Requirements and effort for any customized programming or
            development must be agreed upon in writing prior to the start of the project

      o     Service Level Standards are included in this Amendment

      o     Fees will be Invoiced monthly with payment due within 30 days of the invoice date. Late charges will be accrued only if they payment date exceeds 60 days from the invoice date.

      o     The Company Paper of E-Title Per Record Charge is based on each transaction that is set up within the system (either account or title whichever is received first). Only one segment of each transaction is chargeable.

                                       37

Schedule 1 (continued)

ERT Product Billing:

  o   Any state fees or charges are the responsibility of the Customer

  o   State fees and FDI charges are payable at the time of the transaction via
      ACH unless an alternative method is mutually agreed upon.

American Honda Finance Corporation          triVIN, Inc.
----------------------------------          ------------

By:    _______________________________      By:    _____________________________

Name:  _______________________________      Name:  _____________________________

Title: _______________________________      Title: _____________________________

Date:  _______________________________      Date:  _____________________________

                                       38

Schedule 2 - Total Title Administration Guidelines

The Customer has elected to outsource to the Company certain Title
Administration Services. See the attached Responsibility Matrix, which details processes, responsibilities, and Service Level Standards.

American Honda Finance Corporation          triVIN, Inc.
----------------------------------          ------------

By:    _______________________________      By:    _____________________________

Name:  _______________________________      Name:  _____________________________

Title: _______________________________      Title: _____________________________

Date:  _______________________________      Date:  _____________________________

                                       39

Responsibility Matrix - Title Administration Services

---------------------------------------------------------------------------------------------------------
FDI Deliverable                                       Comment
---------------------------------------------------------------------------------------------------------

Electronic exchange of account and title data with    AHFC will send accounts to FDI on a daily basis and
AHFC and the DMV                                      FDI will return data relating to title status. FDI
                                                      will exchange electronic title and release data
                                                      with states participating in ELT
---------------------------------------------------------------------------------------------------------
Receipt of paper titles from DMVs and matching to     FDI will scan, optically read and verify title data
account record as provided by AHFC                    and match with lease existing in file - Title
                                                      Perfection
---------------------------------------------------------------------------------------------------------
Receipt of e-titles from the DMV and matching to      Title Perfection
account record as provided by AHFC
---------------------------------------------------------------------------------------------------------
Return of non-title mail to AHFC                      A document handling matrix will be mutually
                                                      developed to document routing requirements
---------------------------------------------------------------------------------------------------------
Electronic update to AHFC of title perfection
information
---------------------------------------------------------------------------------------------------------
Identification of discrepancies between title and     AHFC will have the final decision as to whether a
account data and title correction where required      title requires correction. If correction is
                                                      required, FDI will return the title to the Dealer
                                                      or DMV as directed and follow-up for return of
                                                      corrected title.
---------------------------------------------------------------------------------------------------------
FDI will store paper titles in a secured, fire
protected area pending disposition information from
AHFC
---------------------------------------------------------------------------------------------------------
FDI will send two letters following up for            Title follow-up letters will list FDI's telephone
non-receipt of titles                                 number
---------------------------------------------------------------------------------------------------------
Perform Motor Vehicle Inquiry it titles are not       If a negative inquiry is returned, AHFC will be
received within required time frames                  advised of an open unresolved title situation
---------------------------------------------------------------------------------------------------------
Obtain Duplicate Titles as required                   This process includes customer contract for
                                                      signature where required
---------------------------------------------------------------------------------------------------------
Title Maintenance Activities such a State Changes,    FDI will pull the title and route along with state
Name Changes, etc.                                    request form to the DMV, agent, or dealer as
                                                      requested by AHFC. FDI will follow-up for return of
                                                      the revised title
---------------------------------------------------------------------------------------------------------
Six months in advance of end of lease term, FDI       Paper title requests will be electronically sent to
will flip any electronically held titles to paper     the DMV
titles
---------------------------------------------------------------------------------------------------------

                                       40

---------------------------------------------------------------------------------------------------------
FDI Deliverable                                       Comment
---------------------------------------------------------------------------------------------------------

Receipt of disposition / release of information       The disposition status provided electronically are
electronically from AHFC                              Sale of Leased Vehicles to Lessee; Sale of Leased
                                                      Vehicles to Dealer and / or Auction disposal; and
                                                      Disposition of Balloon Vehicle via Auction.
---------------------------------------------------------------------------------------------------------
Borrower Payoff of Loan (RO Release Type)             At receipt of RO Release Type on account, FDI will
                                                      generate a thank you letter to the borrower and
                                                      route executed title to the borrower
---------------------------------------------------------------------------------------------------------
Third Party Payoff of Loan (LO Release Type)          At receipt of LO Release Type on account, FDI will
                                                      generate a thank you letter to the borrower, a
                                                      cover letter to the third party and route executed
                                                      title as directed by AHFC to the third party
---------------------------------------------------------------------------------------------------------
Sale of Leased Vehicle to the Lessee as directed by   FDI will generate a thank you letter to the lessee
AHFC (SL Release Type)                                and a bill of sale / odometer statement for that
                                                      party listed by AHFC as purchasing the vehicle and
                                                      route to the purchaser along with the executed
                                                      title
---------------------------------------------------------------------------------------------------------
Sale of Leased Vehicle to the Dealer - Non-VIPS (AU   FDI will generate a cover letter and route to the
Release Type)                                         purchaser along with the executed tile
---------------------------------------------------------------------------------------------------------
Sale of Leased Vehicle to the Dealer - VIPS (DS       FDI will generate a cover letter and route to the
Release Type)                                         purchaser along with the executed title
---------------------------------------------------------------------------------------------------------
Release to Auction (BA Release Type)                  FDI will generate a cover letter and sent the
                                                      unexecuted title to auction
---------------------------------------------------------------------------------------------------------
Upload of release confirmation to AHFC                This information will be used by AHFC to record
                                                      title mail date and signify the closing of FDI
                                                      activities
---------------------------------------------------------------------------------------------------------
Specialized handling of Ohio and Illinois end of
lease term exceptions
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------

AHFC and FDI will develop Statement of Work as a more detailed documentation of the activities outlined in the Responsibility Matrix.

                                       41

Service Level Agreements - Title Administration Services

---------------------------------------------------------------------------------------------------------
Task                                                  Standard
---------------------------------------------------------------------------------------------------------

Process all files received from AHFC or the DMV                Within 1 Business Day of Receipt
---------------------------------------------------------------------------------------------------------
Titles / Mail received, opened, sorted, imaged,                Within 5 Business Days of Receipt
optically read, the OCR data verified, and title
date uploaded to OTTS
---------------------------------------------------------------------------------------------------------
Upload required data to AHFC                                   As Mutually Agreed Upon with AHFC
---------------------------------------------------------------------------------------------------------
Correction of Title / Title Maintenance               Submit to the DMV Within 5 Business Days of Request
---------------------------------------------------------------------------------------------------------
Title Follow-up Activities for Non-receipt of Title     Within 2 Business Days of Agreed Upon Scheduled
                                                                           Activity
---------------------------------------------------------------------------------------------------------
Processing of Title Maintenance or Duplicate Title     Within 5 Business Days of required information to
Requests                                                           submit request to the DMV
---------------------------------------------------------------------------------------------------------
Processing of Title Disposition based on Release       Request Received by 1 PM PT will be processed by
Type                                                             end of the next Business Day
---------------------------------------------------------------------------------------------------------

FDI will provide a monthly reporting of performance to Service Level Agreement based on mutually developed criteria. Failure to meet Service Level Standards may result in fee discounts or penalties to FDI. Such changes would require mutual written agreement between AHFC and FDI prior to execution.

                                       42